EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  October 29, 1996



                                  DONALD R. VANLUVANEE
                                  ----------------------------------------
                                  Donald R. VanLuvanee

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                      (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  October 28, 1996



                                  BARRY L. HARMON
                                  ----------------------------------------
                                  Barry L. Harmon

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  November 1, 1996



                                  DAVID F. BOLENDER
                                  ----------------------------------------
                                  David F. Bolender

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  October 30, 1996



                                  DOUGLAS C. STRAIN
                                  ----------------------------------------
                                  Douglas C. Strain

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  October 30, 1996



                                  LARRY L. HANSEN
                                  ----------------------------------------
                                  Larry L. Hansen

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  October 31, 1996



                                  W. ARTHUR PORTER
                                  ----------------------------------------
                                  W. Arthur Porter

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  October 31, 1996



                                  VERNON B. RYLES, JR.
                                  ----------------------------------------
                                  Vernon B. Ryles Jr.

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                    (1990 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 150,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1990 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  November 5, 1996



                                  KEITH L. THOMSON
                                  ----------------------------------------
                                  Keith L. Thomson